Exhibit 32
Certification of the President and Chief Executive Officer
and Corporate Vice President — Finance and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350
As adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned President and Chief Executive Officer, and Corporate Vice President — Finance and Chief Financial Officer of Neenah Foundry Company (the “Company”), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
DATE: February 13, 2007

/s/ William M. Barrett
William M. Barrett
President and Chief Executive Officer

/s/ Gary W. LaChey
Gary W. LaChey
Corporate Vice President - Finance and Chief Financial Officer